Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Concentrated Core Fund
Nuveen Core Dividend Fund
Nuveen Equity Market Neutral Fund
Nuveen Large Cap Core Fund
Nuveen Large Cap Core Plus Fund
Nuveen Large Cap Growth Fund
Nuveen Large Cap Value Fund
            (formerly, Nuveen Multi-Manager Large-Cap Value Fund)
Nuveen Intelligent Risk Conservative Allocation Fund
Nuveen Intelligent Risk Growth Allocation Fund
Nuveen Intelligent Risk Moderate Allocation Fund

Each a Series of Nuveen Investment Trust (the  Trust )
811-07619

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014; at this meeting the shareholders were asked to approve a new investment management agreement, to approve new sub-advisory agreements, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members. The meeting was subsequently adjourned for Nuveen
Concentrated Core Fund, Nuveen Core Dividend
Fund, Nuveen Equity Market Neutral Fund, Nuveen
Large Cap Core Fund and Nuveen Large Cap Growth
Fund to August 15, 2014 and for Nuveen Core
Dividend Fund to September 19, 2014.


The results of the votes in August for the new
Investment Management Agreement and Sub-
Advisory Agreements and the fundamental
investment policy changes were as follows:

<c> Nuveen Concentrated
Core Fund
<c> Nuveen Core
Dividend Fund

<c>Nuveen Equity Market
 Neutral Fund
To approve a new investment
management agreement between
 the Trust and Nuveen Fund
Advisors, LLC.



   For
             220,813
             225,476
          1,261,996
   Against
                 2,526
               31,665
               13,650
   Abstain
                 3,644
                 4,723
               19,208
   Broker Non-Votes
             104,294
             141,783
             408,215
      Total
             331,277
             403,647
          1,703,069




To approve a new sub-advisory
agreement between Nuveen
Fund Advisors and Nuveen Asset
Management, LLC



   For
             220,813
             225,476
          1,262,143
   Against
                 2,526
               31,665
               12,633
   Abstain
                 3,644
                 4,723
               20,079
   Broker Non-Votes
             104,294
             141,783
             408,214
      Total
             331,277
             403,647
          1,703,069




To approve revisions to the
fundamental policy related to the
 purchase and sale of
commodities.



   For
             220,290
             221,390
          1,261,315
   Against
                 2,526
               35,751
               12,633
   Abstain
                 4,167
                 4,723
               20,907
   Broker Non-Votes
             104,294
             141,783
             408,214
      Total
             331,277
             403,647
          1,703,069

<c> Nuveen Large Cap
Core Fund
<c>  Nuveen Large Cap Core Plus Fund

<c> Nuveen Large Cap
Growth Fund
To approve a new investment
management agreement between
 each Trust and Nuveen Fund
Advisors, LLC.



   For
             970,599
             637,299
             786,291
   Against
                 1,002
               18,900
                 6,513
   Abstain
                 5,113
                 3,920
                 4,971
   Broker Non-Votes
               80,714
             189,914
             254,148
      Total
          1,057,428
             850,033
          1,051,923




To approve a new sub-advisory
agreement between Nuveen
Fund Advisors and Nuveen Asset
Management, LLC



   For
             966,308
             635,080
             785,715
   Against
                 1,002
               18,900
                 7,089
   Abstain
                 9,403
                 6,139
                 4,971
   Broker Non-Votes
               80,715
             189,914
             254,148
      Total
          1,057,428
             850,033
          1,051,923




To approve revisions to the
fundamental policy related to the
purchase and sale of
commodities.



   For
             964,922
             634,599
             780,738
   Against
                 1,598
               19,382
               11,100
   Abstain
               10,193
                 6,139
                 5,937
   Broker Non-Votes
               80,715
             189,913
             254,148
      Total
          1,057,428
             850,033
          1,051,923

<c> Nuveen Large Cap
Value Fund
<c>Nuveen Intelligent
Risk Conservative Allocation Fund

<c>Nuveen Intelligent
Risk Moderate Allocation Fund
To approve a new investment
management agreement between
each Trust and Nuveen Fund
Advisors, LLC.



   For
          6,375,910
             227,755
             206,161
   Against
             460,591
                       -
                       -
   Abstain
             303,962
                       -
                       -
   Broker Non-Votes
          1,428,556
                 9,998
               36,952
      Total
          8,569,019
             237,753
             243,113




To approve a new sub-advisory
agreement between Nuveen
Fund Advisors and Nuveen Asset
 Management, LLC



   For
          6,352,246
             227,755
             206,161
   Against
             481,469
                       -
                       -
   Abstain
             306,746
                       -
                       -
   Broker Non-Votes
          1,428,558
                 9,998
               36,952
      Total
          8,569,019
             237,753
             243,113




To approve revisions to the
fundamental policy related to the
purchase and sale of
commodities.



   For
          6,231,653
             227,755
             206,161
   Against
             550,021
                       -
                       -
   Abstain
             358,783
                       -
                       -
   Broker Non-Votes
          1,428,562
                 9,998
               36,952
      Total
          8,569,019
             237,753
             243,113

<c> Nuveen Intelligent Risk
Moderate Allocation Fund
To approve a new investment
management agreement between
 each Trust and Nuveen Fund
Advisors, LLC.

   For
             239,621
   Against
                       -
   Abstain
                       -
   Broker Non-Votes
               34,467
      Total
             274,088


To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC

   For
             239,621
   Against
                       -
   Abstain
                       -
   Broker Non-Votes
               34,467
      Total
             274,088


To approve revisions to the
fundamental policy related to the
purchase and sale of commodities.

   For
             239,621
   Against
                       -
   Abstain
                       -
   Broker Non-Votes
               34,467
      Total
             274,088


Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF 14A, accession number 0001193125-14-240352.